Notes Payable	12 Months Ended
Dec. 31, 2013
Notes Payable
Notes Payable

13. Notes Payable

Notes payable consisted of the following (in thousands).

	December 31,
	2013	2012
Senior exchangeable notes due 2025, 7.50% per annum	$—	$83,950
NLIC note payable due May 2033, three-month LIBOR plus 4.10% (4.35% at December 31, 2013) with interest payable quarterly	10,000	10,000
NLIC note payable due September 2033, three-month LIBOR plus 4.05% (4.30% at December 31, 2013) with interest payable quarterly	10,000	10,000
ASIC note payable due April 2034, three-month LIBOR plus 4.05% (4.30% at December 31, 2013) with interest payable quarterly	7,500	7,500
First Southwest nonrecourse notes, due January 2035 with interest payable quarterly	6,827	10,089
Insurance company note payable due March 2035, three-month LIBOR plus 3.40% (3.65% at December 31, 2013) with interest payable quarterly	20,000	20,000
Insurance company line of credit due September 2014, 3.25% plus a calculated index rate (4.00% at December 31, 2013) with interest payable quarterly	2,000	—
	$56,327	$141,539

Senior Exchangeable Notes Due 2025

In August 2005, HTH Operating Partnership LP, a wholly owned subsidiary of Hilltop (“OP”), entered into an Indenture under which OP issued $96.6 million aggregate principal amount of 7.5% Senior Exchangeable Notes due 2025, or the Notes, to qualified institutional buyers in a private transaction. On October 15, 2013, OP called for redemption all outstanding Notes on November 14, 2013 (the “Redemption Date”). The outstanding Notes at October 15, 2013 of $90.9 million, including $6.9 million aggregate principal amount held by the Company’s insurance company subsidiaries, were redeemed at a redemption price equal to the principal amount of the Notes, plus accrued and unpaid interest up to, but excluding, the Redemption Date. At any time prior to the Redemption Date, holders of the Notes could exchange the Notes for shares of Hilltop common stock at the rate of 73.94998 shares per $1,000 principal amount of the Notes (or approximately $13.52 per share). In lieu of delivery of Hilltop common stock upon the exercise by a holder of its exchange right, OP could elect to pay such holder of the Notes an amount in cash (or a combination of Hilltop common stock and cash) in respect of all or a portion of such holder’s Notes equal to the closing price of Hilltop’s common stock for the five consecutive trading days commencing on and including the third business day following the exercise of such exchange right. As of the closing of the redemption, the Notes held by third party investors were exchanged for 6,208,005 shares of Hilltop common stock and an aggregate cash payment of $11.1 million was made in exchange for the Notes held by the Company’s insurance company subsidiaries.

The Notes were senior unsecured obligations of OP and were exchangeable, at the option of the holders, into shares of Hilltop common stock at an initial exchange rate of 69.8812 shares per $1,000 principal amount of the Notes (equal to an initial exchange price of approximately $14.31 per share), subject to adjustment and, in the event of specified corporate transactions involving Hilltop or OP, an additional make-whole premium. Upon exchange, OP had the option to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock. The Notes were treated as a combined instrument at the date of issuance and not bifurcated to separately account for any embedded derivative instruments principally because, in accordance with ASC 815, Derivatives and Hedging, (i) the conversion feature is indexed to Hilltop’s common stock and would be classified in stockholders’ equity if it were a freestanding derivative and (ii) the put and call option features were clearly and closely related to the Notes at fixed conversion amounts.

According to the terms of the Notes, their initial exchange rate was adjustable for certain events, including the issuance to all holders of Hilltop common stock of rights entitling them to purchase Hilltop common stock at less than their current market price. Accordingly, as a result of a rights offering in January 2007, in which all holders of Hilltop common stock were offered the right to purchase shares at $8.00 per share, the initial exchange rate of the Notes was adjusted to 73.94998 shares per $1,000 principal amount of the Notes (equal to an exchange rate of $13.52 per share).

In November 2011, Hilltop’s insurance company subsidiaries purchased $6.9 million, par value, of the Notes in open market transactions at an average cost of 107.26% of par.

On October 15, 2013, Hilltop entered into a First Supplemental Indenture pursuant to which Hilltop guaranteed the obligations of OP under the Indenture.

Notes Payable

The NLIC and ASIC notes payable to unaffiliated companies are each subordinated in right of payment to all policy claims and other indebtedness of NLIC and ASIC, respectively. Further, all payments of principal and interest require the prior approval of the Insurance Commissioner of the State of Texas and are only payable to the extent that the statutory surplus of NLIC exceeds $30 million and ASIC exceeds $15 million.

The NLIC, ASIC and Insurance Company loan agreements relating to the notes payable contain various covenants pertaining to limitations on additional debt, dividends, officer and director compensation, and minimum capital requirements. The Company was in compliance with the covenants at December 31, 2013.

NLC has entered into an indenture relating to the NLIC, ASIC and Insurance Company notes payable which provides that (i) if a person or group becomes the beneficial owner directly or indirectly of 50% or more of its equity securities and (ii) if NLC’s ratings are downgraded by a nationally recognized statistical rating organization (as defined in the Exchange Act), then each holder of the notes governed by such indenture has the right to require that NLC purchase such holder’s notes in whole or in part at a price equal to 100% of the outstanding principal amount.

First Southwest Nonrecourse Notes

In 2005, First Southwest participated in a monetization of future cash flows totaling $95.3 million from several tobacco companies owed to a law firm under a settlement agreement (“Fee Award”). In connection with the transaction, a special purpose entity that is consolidated with First Southwest issued $30.3 million of nonrecourse notes to finance the purchase of the Fee Award, to establish a reserve account and to fund issuance costs. Cash flows from the settlement are the sole source of payment for the notes. The notes carry an interest rate of 8.58% that can increase to 10.08% under certain credit conditions.

Insurance Company Line of Credit

The Company’s insurance subsidiary has a line of credit with a financial institution which allows for borrowings by NLC of up to $5.0 million and is collateralized by substantially all of NLC’s assets. The line of credit bears interest equal to 3.25% plus a calculated index rate (4.00% at December 31, 2013), which is due quarterly. This line is scheduled to mature in September 2014.

Principal Maturities

At December 31, 2013, notes payable outstanding of $56.3 million includes scheduled maturities of $2.0 million during 2014 and $54.3 million during 2033 and thereafter.